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                            SUPPLEMENT TO PROSPECTUS
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                               DATED MAY 1, 1998

FINANCIAL RATINGS OF THE COMPANY

The contracts described in the Prospectus are issued by The Manufacturers Life Insurance Company of North America (the "Company"). The Company's financial ratings are as follows:

A++ A.M. Best
Superior in financial strength; 1st category of 15

AAA Duff & Phelps
Highest in claims paying ability; 1st category of 18

AA+ Standard & Poor's
Excellent in claims paying ability; 2nd category of 21

Aa2 Moody's
Excellent in financial strength; 3rd category of 21

     These ratings, which are current as of September 21, 1998 and are subject to change, are assigned to The Manufacturers Life Insurance Company of North America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

DCA PROMOTIONAL RATES

     As described in a supplement to the Prospectus dated August 31, 1998, the Company is currently offering promotional rates in connection with the Dollar Cost Averaging (DCA) program. The promotional rates are available for a limited time for new purchase payments of $100,000 or more allocated to either a 6-month or a 12-month DCA fixed account investment option. Payments must be received on or after August 31, 1998 but not later than December 31, 1998 to be eligible.

     As of the date of this supplement, the promotional rates are 8% for the 12-month DCA option and 10% (annualized) for the 6-month DCA option. Both the 8% and the 10% rates are effective annual interest rates and interest is earned for the period of time amounts are in the DCA account. The Company reserves the right to change the promotional rates at any time for purchase payments made after the effective date of the change. Contract owners should not rely on the promotional rates being in effect for subsequent payments. Subsequent payments will receive the interest rate in effect at the time of payment.

                      SUPPLEMENT DATED SEPTEMBER 21, 1998

V20/21. SUPP998
V22/23.SUPP998
V7. SUPP 998